U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 26, 2008

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Date of Report

(Date of Earliest Event Reported)

AMERITRANS CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware                   333-63951             52-2102424

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(State or other jurisdiction of      (Commission         (I.R.S. Employee

incorporation or organization)        File No.)            I.D. Number)

747 Third Avenue, 4th Floor

New York, New York                         10017

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(Address of principal executive offices           (Zip Code)

(800) 214-1047

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under  the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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Items to be Included in this Report

Item 8.01.    Other Events

Ameritrans Capital Corporation (the "Company") issued a press release to the news media announcing the results of a special meeting of the shareholders whereby the shareholders approved the sale of assets by the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed  incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                           AMERITRANS CAPITAL CORPORATION

                                           By:  /s/ Gary C. Granoff

                                              ----------------------------------

                                                Name:  Gary C. Granoff

                                                Title: Chief Executive Officer, Chief Financial Officer

Dated: August 26, 2008

Exhibit Index

Exhibit

Number                   Description

99.1                     Press Release dated August 26, 2008